UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE10, Asset-Backed Certificates, Series 2004-HE10, which was made on December 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 29, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
David Ratner 714.259.6251
david.ratner@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-14

Page 18-26
Page 27-35
Page 36-44

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS04HE10
BS04HE10_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Nov-04
27-Dec-04
25-Dec-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns Asset Backed Securities, Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.424620%
2.417500%
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC II
Statement Date:
ABN AMRO Acct: 722192.2
1000.000000000
46.226016283
0.000000000
953.773983717
1.770000000
2.597500000%
0.00
0.00
0.000000000
2.36000000%
0.000000000
073879ML9
I-A-1
123,194,000.00
123,194,000.00
5,694,767.85
0.00
117,499,232.15
218,053.38
1000.000000000
0.000000000
0.000000000
1000.000000000
1.890000000
2.757500000%
0.00
0.00
0.000000000
2.52000000%
0.000000000
073879MM7
I-A-2
67,888,000.00
67,888,000.00
0.00
0.00
67,888,000.00
128,308.32
1000.000000000
0.000000000
0.000000000
1000.000000000
2.025000000
2.937500000%
0.00
0.00
0.000000000
2.70000000%
0.000000000
073879MN5
I-A-3
37,948,000.00
37,948,000.00
0.00
0.00
37,948,000.00
76,844.70
1000.000000000
18.761826800
0.000000000
981.238173200
1.897499988
2.767500000%
0.00
0.00
0.000000000
2.53000000%
0.000000000
073879MP0
II-A-1
204,423,000.00
204,423,000.00
3,835,348.92
0.00
200,587,651.08
387,892.64
1000.000000000
18.761826791
0.000000000
981.238173209
1.935000000
2.817500000%
0.00
0.00
0.000000000
2.58000000%
0.000000000
073879MQ8
II-A-2
51,106,000.00
51,106,000.00
958,841.92
0.00
50,147,158.08
98,890.11
1000.000000000
0.000000000
0.000000000
1000.000000000
2.122500121
3.067500000%
0.00
0.00
0.000000000
2.83000000%
0.000000000
073879MR6
M-1
41,350,000.00
41,350,000.00
0.00
0.00
41,350,000.00
87,765.38
1000.000000000
0.000000000
0.000000000
1000.000000000
2.497500095
3.567500000%
0.00
0.00
0.000000000
3.33000000%
0.000000000
073879MS4
M-2
26,341,000.00
26,341,000.00
0.00
0.00
26,341,000.00
65,786.65
1000.000000000
0.000000000
0.000000000
1000.000000000
2.647500308
3.767500000%
0.00
0.00
0.000000000
3.53000000%
0.000000000
073879MT2
M-3
16,234,000.00
16,234,000.00
0.00
0.00
16,234,000.00
42,979.52
1000.000000000
0.000000000
0.000000000
1000.000000000
2.910000000
4.117500000%
0.00
0.00
0.000000000
3.88000000%
0.000000000
073879MU9
M-4
7,657,000.00
7,657,000.00
0.00
0.00
7,657,000.00
22,281.87
1000.000000000
0.000000000
0.000000000
1000.000000000
2.985000710
4.217500000%
0.00
0.00
0.000000000
3.98000000%
0.000000000
073879MV7
M-5
7,045,000.00
7,045,000.00
0.00
0.00
7,045,000.00
21,029.33
1000.000000000
0.000000000
0.000000000
1000.000000000
3.960000000
5.517500000%
0.00
0.00
0.000000000
5.28000000%
0.000000000
073879MW5
M-6
6,126,000.00
6,126,000.00
0.00
0.00
6,126,000.00
24,258.96
1000.000000000
0.000000000
0.000000000
1000.000000000
4.635000544
6.417500000%
0.00
0.00
0.000000000
6.18000000%
0.000000000
073879MX3
M-7
9,189,000.00
9,189,000.00
0.00
0.00
9,189,000.00
42,591.02
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
2,316,799.77
0.000000000
N/A
0.000000000
073879NP9
CE
14,089,220.28
14,089,220.28
0.00
0.00
14,089,220.28
2,316,799.77
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
135,750.04
0.000000000
N/A
0.000000000
N
073879NN4
P
100.00
100.00
0.00
0.00
100.00
135,750.04
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879NQ7
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879NR5
R-2
0.00
0.00
0.00
0.00
0.00
0.00
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.424620%
2.417500%
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC II
Statement Date:
ABN AMRO Acct: 722192.2
Total P&I Payment
0.00
2,452,549.81
612,590,220.28
612,590,220.28
14,158,190.38
Total
602,101,261.59
10,488,958.69
0.00
3,669,231.69
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.424620%
2.417500%
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC III
Statement Date:
ABN AMRO Acct: 722192.2
1000.000000000
0.000000000
0.000000000
1000.000000000
164.437756239
0.00
2,316,799.77
164.437756239
N/A
0.000000000
073879NP9
CE
14,089,220.28
14,089,220.28
0.00
0.00
14,089,220.28
2,316,799.77
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST221
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
2,316,799.77
14,089,220.28
14,089,220.28
2,316,799.77
Total
14,089,220.28
0.00
0.00
2,316,799.77
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.424620%
2.417500%
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC IV
Statement Date:
ABN AMRO Acct: 722192.2
1000.000000000
0.000000000
0.000000000
1000.000000000
1357500.400000000
0.00
135,750.04
1357500.400000000
N/A
0.000000000
N
073879NN4
P
100.00
100.00
0.00
0.00
100.00
135,750.04
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879NS3
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
135,750.04
0.00
0.00
135,750.04
Total
0.00
0.00
0.00
135,750.04
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
3,669,231.67
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
420,703.83
21,763.28
10,046,491.58
0.00
0.00
0.00
14,159,670.78
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
612,590,220.28
420,703.83
10,068,254.86
0.00
0.00
0.00
602,101,261.59
3,861
54
0
0
3,807
244,245.29
Extra Principal
Trigger Event
No
0.00
10,488,958.69
Over Collateralization Amt
14,089,220.28
Less Extra Principal
Remittance Interest
0.00
3,669,231.67
0.00
10,068,254.86
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,480.43
3,670,712.09
Total Fees
245,725.71
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
1,480.43
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
340,412.99
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
61,856.19
2,777.11
803,408.74
0.00
0.00
0.00
1,208,606.17
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
62,541,896.10
61,856.19
806,185.85
0.00
0.00
0.00
61,673,854.06
330
5
0
0
325
25,578.88
Extra Principal
Trigger Event
No
0.00
868,042.04
Over Collateralization Amt
14,089,220.28
Remittance Interest
340,412.99
0.00
806,185.85
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(151.14
340,564.13
Total Fees
25,730.02
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
151.14
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
133,878.28
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
9,839.92
3,476.19
327,088.09
0.00
0.00
0.00
474,321.58
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
16,178,324.35
9,839.92
330,564.28
0.00
0.00
0.00
15,837,920.15
337
4
0
0
333
6,299.10
Extra Principal
Trigger Event
No
0.00
340,404.20
Over Collateralization Amt
14,089,220.28
Remittance Interest
133,878.28
0.00
330,564.28
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(39.10
133,917.38
Total Fees
6,338.20
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
39.10
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
Interest Summary
Total Trustee Fees
Available Interest
1,033,876.40
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
104,028.90
6,876.81
3,138,015.49
0.00
0.00
0.00
4,283,234.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
180,742,303.82
104,028.90
3,144,892.30
0.00
0.00
0.00
177,493,382.62
882
13
0
0
869
74,487.27
Extra Principal
Trigger Event
No
0.00
3,248,921.20
Over Collateralization Amt
14,089,220.28
Remittance Interest
1,033,876.40
0.00
3,144,892.30
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(436.79
1,034,313.20
Total Fees
74,924.06
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
436.79
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
Interest Summary
Total Trustee Fees
Available Interest
179,322.03
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
16,201.87
)
(193.47
1,221,392.01
0.00
0.00
0.00
1,416,795.14
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
30,082,758.96
16,201.87
1,221,198.54
0.00
0.00
0.00
28,845,358.55
155
4
0
0
151
10,670.34
Extra Principal
Trigger Event
No
0.00
1,237,400.41
Over Collateralization Amt
14,089,220.28
Remittance Interest
179,322.03
0.00
1,221,198.54
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(72.70
179,394.73
Total Fees
10,743.04
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
72.70
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
256,184.40
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
48,038.25
1,152.80
508,867.03
0.00
0.00
0.00
814,353.10
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
45,775,114.17
48,038.25
510,019.83
0.00
0.00
0.00
45,217,056.09
291
2
0
0
289
18,519.38
Extra Principal
Trigger Event
No
0.00
558,058.08
Over Collateralization Amt
14,089,220.28
Remittance Interest
256,184.40
0.00
510,019.83
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(110.62
256,295.02
Total Fees
18,630.01
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
110.62
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
75,231.37
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,820.36
693.26
138,416.97
0.00
0.00
0.00
222,183.47
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
8,901,076.09
7,820.36
139,110.23
0.00
0.00
0.00
8,754,145.50
265
3
0
0
262
3,442.90
Extra Principal
Trigger Event
No
0.00
146,930.59
Over Collateralization Amt
14,089,220.28
Remittance Interest
75,231.37
0.00
139,110.23
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(21.51
75,252.88
Total Fees
3,464.41
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
21.51
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
1,272,921.88
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
143,984.00
6,283.52
3,253,579.93
0.00
0.00
0.00
4,677,312.17
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
224,624,228.98
143,984.00
3,259,863.45
0.00
0.00
0.00
221,220,381.53
1,327
19
0
0
1,308
87,130.92
Extra Principal
Trigger Event
No
0.00
3,403,847.45
Over Collateralization Amt
14,089,220.28
Remittance Interest
1,272,921.88
0.00
3,259,863.45
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(542.84
1,273,464.72
Total Fees
87,673.77
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
542.84
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
241,654.27
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
28,934.34
697.06
655,723.32
0.00
0.00
0.00
927,114.71
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
43,744,517.81
28,934.34
656,420.38
0.00
0.00
0.00
43,059,163.09
274
4
0
0
270
18,116.49
Extra Principal
Trigger Event
No
0.00
685,354.72
Over Collateralization Amt
14,089,220.28
Remittance Interest
241,654.27
0.00
656,420.38
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(105.72
241,759.99
Total Fees
18,222.21
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
105.72
LPMI Fees
0.00
0.00
0.00
0.00
0.00

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
27
218,053.38
0.00
218,053.38
218,053.38
Act/360
0.00
0.00
0.00
5,502,840.97
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
27
128,308.32
0.00
128,308.32
128,308.32
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-3
27
76,844.70
0.00
76,844.70
76,844.70
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A-1
27
387,892.64
0.00
387,892.64
387,892.64
Act/360
0.00
0.00
0.00
3,652,327.54
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A-2
27
98,890.11
0.00
98,890.11
98,890.11
Act/360
0.00
0.00
0.00
913,086.35
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
27
87,765.38
0.00
87,765.38
87,765.38
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
27
65,786.65
0.00
65,786.65
65,786.65
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
27
42,979.52
0.00
42,979.52
42,979.52
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
27
22,281.87
0.00
22,281.87
22,281.87
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
27
21,029.33
0.00
21,029.33
21,029.33
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
27
24,258.96
0.00
24,258.96
24,258.96
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7
27
42,591.02
0.00
42,591.02
42,591.02
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
0.00
0.00
0.00
2,316,799.77
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
135,750.04
135,750.04
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,216,681.88
1,352,431.92
3,669,231.69
0.00
0.00
0.00
10,068,254.86
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
135,750.04
135,750.04
Total Excess Allocated to the Bonds
135,750.04
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
135,750.04
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
073879NQ7
NR
NR
NR
I-A-1
073879ML9
NR
Aaa
AAA
I-A-2
073879MM7
NR
Aaa
AAA
I-A-3
073879MN5
NR
Aaa
AAA
II-A-1
073879MP0
NR
Aaa
AAA
II-A-2
073879MQ8
NR
Aaa
AAA
M-1
073879MR6
NR
Aa2
AA
M-2
073879MS4
NR
A2
A
M-3
073879MT2
NR
A3
A-
M-4
073879MU9
NR
Baa1
BBB+
M-5
073879MV7
NR
Baa2
BBB
M-6
073879MW5
NR
Baa3
BBB-
M-7
073879MX3
NR
NR
NR
R-2
073879NR5
NR
NR
NR
CE
073879NP9
NR
NR
NR
R-3
9ABST221
NR
NR
NR
P
073879NN4
NR
NR
NR
R-X
073879NS3
NR
NR
NR

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.53%
0.53%
0.05%
0.05%
3
0.08%
274,375
0.05%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
20
3,181,823
2
282,683
0
0
0
0
3,782
598,362,380
99.34%
99.38%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.62%
0.27%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
2
163,442
0
0
0
0
0
0
323
61,510,412
99.38%
99.73%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
0.00%
0.00%
0.30%
0.62%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
0
0
1
97,616
0
0
0
0
332
15,740,304
99.70%
99.38%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM-228
0.92%
0.66%
0.12%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
8
1,175,431
1
185,067
0
0
0
0
860
176,132,885
98.96%
99.23%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM-327
2.65%
3.23%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
4
931,000
0
0
0
0
0
0
147
27,914,359
97.35%
96.77%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
0
0
0
0
0
0
0
0
289
45,217,056
100.00%
100.00%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.38%
0.44%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
1
38,530
0
0
0
0
0
0
261
8,715,616
99.62%
99.56%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 228
0.31%
0.30%
0.00%
0.00%
3
0.23%
274,375
0.12%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
4
665,886
0
0
0
0
0
0
1,301
220,280,120
99.46%
99.57%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 327
0.37%
0.48%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
1
207,535
0
0
0
0
0
0
269
42,851,628
99.63%
99.52%

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.05%
0
0
3
315,084
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.08%
0
0
2
183,793
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.37%
0.30%
0
0
1
131,291
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-04
3,807
98.60%
602,101,262
98.29%
1.40%
1.64%
0
0.00%
0
0.00%
346
7.42%
6.92%
54
10,046,492
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
27-Dec-04
325
8.42%
61,673,854
10.07%
1.52%
1.28%
0
0.00%
0
0.00%
338
7.03%
6.53%
5
803,409
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
27-Dec-04
333
8.62%
15,837,920
2.59%
1.19%
2.02%
0
0.00%
0
0.00%
211
10.43%
9.93%
4
327,088
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
27-Dec-04
869
22.51%
177,493,383
28.97%
1.47%
1.74%
0
0.00%
0
0.00%
355
7.37%
6.86%
13
3,138,015
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
27-Dec-04
151
3.91%
28,845,359
4.71%
2.58%
4.06%
0
0.00%
0
0.00%
355
7.66%
7.15%
4
1,221,392
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
27-Dec-04
289
7.49%
45,217,056
7.38%
0.69%
1.11%
0
0.00%
0
0.00%
333
7.22%
6.72%
2
508,867
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
27-Dec-04
262
6.79%
8,754,146
1.43%
1.13%
1.56%
0
0.00%
0
0.00%
219
10.65%
10.14%
3
138,417
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
27-Dec-04
1,308
33.88%
221,220,382
36.11%
1.43%
1.45%
0
0.00%
0
0.00%
356
7.30%
6.80%
19
3,253,580
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
27-Dec-04
270
6.99%
43,059,163
7.03%
1.46%
1.50%
0
0.00%
0
0.00%
355
7.13%
6.63%
4
655,723
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
N/A
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE10
ABN AMRO Acct: 722192.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
24-Dec-2004 - 10:04 (T206-T223) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..